Exhibit 32

Certification of the Chief Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I,  Stephen Brock, certify,  pursuant  to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of  Public Company Management Corporation on Form 10-QSB for the quarterly period  ended  December 31, 2005, fully complies  with  the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Public Company Management Corporation.

Date:  February 14, 2006

By:

/s/ Stephen Brock

Stephen Brock,

Chief Executive Officer, and

Principal Financial Officer